UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Alan M. Meder	John R. Sagan
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer, Brown, Rowe & Maw LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s	telephone number, including area code: (312) 541-5555

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

Dear Fellow Shareholders:

YOUR FUND’S PERFORMANCE

During the second half of 2005, the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was restrained by both the dramatic rise in short-term interest rates and disruptions in the credit markets. The highly anticipated actions of the Federal Reserve to continue tightening monetary policy and volatility in the corporate credit markets, in part caused by some corporations deciding to return capital to shareholders in the form of stock buybacks and special dividends, weighed heavily upon the bond markets. As a result, the DUC Fund and the broad fixed income markets struggled to keep pace with the traditional equity markets.

	Dow Jones Industrial Index (dividends reinvested)	S&P 500 Index (dividends reinvested)	DUC Fund (Per share performance with dividends reinvested in Fund plan)	DUC Fund (NAV-based performance)	Lehman Aggregate Bond Index
July–December 2005	5.57%	5.77%	(6.69%)	(1.51%)	(.08%)
January–December 2005	1.72%	4.91%	(3.84%)	.08%	2.43%

Performance returns for both the Dow Jones Industrial Index and the S&P 500 Index were obtained from Bloomberg LLP. DUC Fund per share-based returns were obtained from the Administrator of the DUC Fund. DUC Fund NAV-based returns were obtained from Lipper Inc. Lehman Aggregate Bond Index performance returns were obtained from Lehman Brothers.

Based on the 2005 year-end closing price of $13.10 and actual dividends of $1.02 for the past year, the DUC Fund common stock had an annual dividend yield of 7.79%.

After reaching an all-time low at mid-year 2003, the DUC Fund’s cost of leverage has increased by more than 300 basis points, in response to a series of increases in the federal funds target rate by the Federal Reserve. In sharp contrast to the dramatic rise in short-term interest rates, long-term interest rates increased only modestly. Because the Fund generally borrows at short-term rates and invests at long-term rates, this discrepancy has created an extremely challenging environment for closed-end funds that employ leverage. At its regular meeting on February 23, 2006, the Board of Directors of the DUC Fund, determined that the monthly dividends for April, May and June will be in the amount of $0.065 per share. The $0.065 per share dividend rate represents a decrease of $0.020 per share from the Fund’s previous $0.085 monthly distribution rate. This decrease in the dividend rate is intended to better align the Fund’s monthly distribution with its current and projected earnings and is subject to re-evaluation as the interest rate environment changes.

MARKET OVERVIEW

During the second half of 2005, investors were confronted with countervailing forces that influenced equity market returns. The U.S. economy continued its multi-year string of solid economic growth, though investors began to question the longer-term viability of the economic expansion given the relentless upward pressure on short-term interest rates. Among the uncertainties facing investors were the extent to which the regional impact of hurricanes would slow the overall economy and whether the impact of higher energy prices would curtail consumer willingness to spend. Event risk had been building in the equity markets, as much of corporate America came under pressure from shareholders to generate higher returns, and this stimulated the re-emergence of M&A (mergers and acquisitions) activity. Lingering concerns about the long-term profitability of the U.S. auto industry forced investors to analyze whether those concerns were industry-specific or if there were broader implications for other areas of the economy. In addition to ongoing geopolitical turmoil, investors had to consider the potential negative effects of expanding budget and trade deficits and the threat of rising inflation. Offsetting some of these concerns were a still robust U.S. housing market and a sound employment situation. In general, the momentum enjoyed by the U.S. economy allowed equity investors to look beyond the uncertainties and enabled them to focus on solid corporate profitability, resulting in positive returns for the equity markets.

Over the same time period, the Federal Reserve remained on the path of removing the stimulative monetary policy that had been in place for the past few years. Following a pattern that began at mid-year 2004, the federal funds target has been increased by 25 basis points at each meeting of the Federal Reserve Board. The most recent move, which took place on January 31, 2006, was the fourteenth 25 basis point increase. This increase brought the federal funds target from a multi-decade low of 1.00% in 2004 to its current level of 4.50%. Returns were mostly flat in the broad fixed income markets for the second half of 2005. Due to a re-shaping of the U.S. Treasury yield curve, specific returns were highly dependent on the term to maturity of a given investment.

Expectations of the Federal Reserve’s continued reversal of an accommodative monetary policy and its ability to contain inflation, along with increased investor demand for longer-term securities, created an environment in which short-term and long-term interest rates moved up to varying degrees. Over the second half of the year, the U.S. Treasury yield curve continued its flattening trend, as yields increased by 77 basis points on two-year maturities, by 48 basis points on ten-year maturities and by 34 basis points on thirty-year maturities. The story was similar for the full year 2005. The U.S. Treasury yield curve flattened dramatically, as yields increased by 133 basis points on two-year maturities and by 17 basis points on ten-year maturities, while surprisingly, yields decreased by 29 basis points on thirty-year maturities.

ECONOMIC OUTLOOK

Looking forward to the first half of 2006, barring a further significant increase in energy prices or the transitory effects of another unforeseen natural disaster, the U.S. economy is expected to grow at a solid pace. After more than two years of sustained growth near 4%, the U.S. economy is likely to transition to a more trend-like growth in a 3% to 4% range. Recognizing that the accommodation that had been in place from 2001 to 2004 has been largely removed, effectively leading to a more neutral monetary policy, the Federal Reserve can now base further adjustments to monetary policy on current economic conditions and inflation expectations. Given a moderating, though still solid, economic outlook and the potential for energy induced inflation, the Federal Reserve is expected to keep upward pressure on short-term interest rates in the near term, before pausing to evaluate economic conditions. The consumer, slowed by the effects of rising borrowing costs and higher energy prices, is expected to give way to business as the main driver behind the economic expansion. Business spending can be expected to contribute more to economic growth, potentially compensating for a weaker housing market that typically accompanies a rise in interest rates. Although corporate fundamentals in the U.S. remain solid, rising labor costs, along with limited pricing power due to increased global competition, imply that U.S. corporate profitability may be restrained. Pressure on companies to return capital to shareholders in the form of stock buybacks and special dividends is likely to intensify in 2006. Such actions are often detrimental to bondholders. Therefore, we expect volatility in the corporate bond market to increase. In addition, an environment of sustained U.S. economic growth and heightened uncertainly about inflation could set the stage for upward pressure on the general level of interest rates. Under this scenario, we believe that the returns of leveraged bond funds may be restrained, both by the impact of high short-term interest rates on the cost of leverage and negative pressure on bond valuations due to increased volatility and the potential for rising long-term interest rates.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DIRECT DEPOSIT

To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, The Bank of New York, at 1-800-524-4458, or for more details, please turn to page 22.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York, at 1-800-432-8224.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President & CEO

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS

December 31, 2005

		Ratings*
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	LONG-TERM INVESTMENTS—134.5%
	U.S. Government and Agency Obligations (a)—14.0%
	Federal National Mortgage Association,
$520	8.00%, 10/01/30	Aaa	AAA	$555,447
1,671	7.00%, 12/01/31	Aaa	AAA	1,744,826
	Government National Mortgage Association Pass-Through Certificates,
32	7.00%, 3/15/26	Aaa	AAA	33,886
251	7.50%, 5/15/26	Aaa	AAA	264,424
153	8.00%, 11/15/30	Aaa	AAA	164,162
140	8.00%, 2/15/31	Aaa	AAA	149,530
	U.S. Treasury Bonds,
40,000	10.375%, 11/15/12	Aaa	AAA	44,218,760

	Total U.S. Government and Agency Obligations
	(Cost $49,188,581)			47,131,035

	Corporate Bonds—115.8%
	Auto & Truck—4.7%
	DaimlerChrysler NA Holdings,
10,000	7.20%, 9/01/09	A3	BBB	10,583,930
	Ford Motor Company,
7,250	9.215%, 9/15/21	Ba1	BB+	5,401,250

				15,985,180

	Financial—27.4%
	Countrywide Capital I,
7,000	8.00%, 12/15/26	Baa1	BBB+	7,163,422
	EOP Operating Limited Partnership
5,000	8.10%, 8/1/10	Baa2	BBB	5,527,710
	John Deere Capital Corp.,
5,000	5.125%, 10/19/06	A3	A-	5,012,685
	General Electric Capital Corporation,
5,000	8.625%, 6/15/08	Aaa	AAA	5,411,170
	Great Western Financial Trust II,
10,000	8.206%, 2/01/27	Baa1	BBB	10,681,400

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

December 31, 2005

		Ratings*
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	Financial (Continued)
	Household Finance Corp.,
$16,000	8.00%, 7/15/10	A1	A	$17,866,320
	KeyCorp Institution Capital B,
10,000	8.25%, 12/15/26	A3	BBB	10,646,500
	Merrill Lynch & Co.,
5,000	6.50%, 7/15/18	Aa3	A+	5,515,160
5,000	6.875%, 11/15/18	Aa3	A+	5,718,145
	NationsBank Capital Trust IV,
10,000	8.25%, 4/15/27	Aa3	A	10,711,520
	Verizon Global Funding Corp.,
7,500	7.375%, 9/01/12	A3	A+	8,375,430

				92,629,462

	Industrial—26.0%
	Archer-Daniels-Midland Company,
5,000	8.125%, 6/01/12	A2	A	5,837,120
	International Paper Co.,
5,000	3.80%, 4/01/08	Baa3	BBB	4,849,445
	Occidental Petroleum Corporation,
5,000	9.25%, 8/01/19	A3	A-	6,881,425
	Sun Company, Inc.,
5,000	9.00%, 11/01/24	Baa2	BBB	6,870,995
	Tele-Communications, Inc.,
5,275	10.125%, 4/15/22	Baa2	BBB+	7,233,164
3,200	9.875%, 6/15/22	Baa2	WR	4,354,784
	Time Warner Entertainment Company, L.P.,
5,000	8.875%, 10/01/12	Baa1	BBB+	5,831,355
	Time Warner Inc.,
5,000	9.15%, 2/01/23	Baa1	BBB+	6,163,515
	Trans-Canada Pipelines Limited,
10,000	9.875%, 1/01/21	A2	A-	14,465,100
	USX Corporation,
10,000	9.125%, 1/15/13	Baa1	BBB+	12,279,480
	Weyerhaeuser Co.,
12,500	6.75%, 3/15/12	Baa2	BBB	13,284,150

				88,050,533

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

December 31, 2005

		Ratings*
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	Retail—1.6%
	Wal-Mart Stores, Inc.,
$5,000	6.875%, 8/10/09	Aa2	AA	$5,325,620

	Telephone—16.4%
	Bell Canada Inc.,
10,000	9.50%, 10/15/10	A3	A	11,761,970
	Deutsche Telekom International Finance,
12,000	8.00%, 6/15/10	A3	A-	13,617,996
	France Telecom SA
5,000	7.75%, 3/01/11	A3	A-	5,590,685
	Koninklijke (Royal) KPN NV,
5,000	8.00%, 10/01/10	Baa1	A-	5,496,695
	New York Telephone Co.,
5,000	8.625%, 11/15/10	Baa3	A+	5,516,545
	Sprint Corp.,
10,125	9.25%, 4/15/22	Baa2	A-	13,361,152

				55,345,043

	Utilities – Electric—39.7%
	Alabama Power Co.,
2,750	7.125%, 10/01/07	A2	A	2,853,540
	CalEnergy Company, Inc.,
10,000	8.48%, 9/15/28	Baa3	BBB-	12,725,530
	ComEd Financing II,
17,438	8.50%, 1/15/27	Baa3	BBB-	18,800,815
	Dominion Resources, Inc.,
10,000	8.125%, 6/15/10	Baa1	BBB	11,125,230
	DTE Energy Co.,
5,000	6.45%, 6/01/06	Baa2	BBB-	5,032,540
	Duke Energy Corporation,
10,000	7.375%, 3/01/10	Baa1	BBB	10,828,890
	Hydro-Quebec,
10,000	7.50%, 4/01/16	A1	A+	12,009,110
	Illinois Power Co.,
8,485	7.50%, 6/15/09	Baa2	BBB+	9,070,253

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

December 31, 2005

		Ratings*
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	Utilities – Electric (Continued)
	KeySpan Gas East Corporation,
$10,088	7.875%, 2/01/10	A2	A+	$11,151,154
	Sempra Energy,
10,000	7.95%, 3/01/10	Baa1	BBB+	10,994,500
	Southern California Edison Company,
5,512	7.625%, 1/15/10	Baa1	BBB	6,013,090
	South Carolina Electric & Gas Co.,
6,000	6.125%, 3/01/09	A1	A-	6,224,088
	Wisconsin Energy Corp.,
6,000	6.50%, 4/01/11	A3	BBB+	6,355,344
	Xcel Energy, Inc.,
10,131	7.00%, 12/01/10	Baa1	BBB-	10,914,643

				134,098,727

	Total Corporate Bonds
	(Cost $380,082,991)			391,434,565

	Asset-Backed Securities—4.7%
	California Infrastructure SCE 1997-1 A7
5,000	6.420%, 12/26/09	Aaa	AAA	5,122,176
	Detroit Edison Securitization Funding LLC 2001-1 A6
5,000	6.620%, 3/01/16	Aaa	AAA	5,549,253
	PSE&G Transition Funding 2001-1 A5
5,000	6.450%, 3/15/13	Aaa	AAA	5,319,846

	Total Asset-Backed Securities
	(Cost $17,012,500)			15,991,275

	Total Long-Term Investments
	(Cost $446,284,072)			454,556,875

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

December 31, 2005

		Ratings*
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	SHORT-TERM INVESTMENTS—2.0%
	U.S. Treasury Bills, (a)
$2,300	3.58%, 1/26/06	Aaa	AAA	$2,294,290
2,300	3.73%, 2/23/06	Aaa	AAA	2,287,353
2,300	3.86%, 3/30/06	Aaa	AAA	2,278,326

	Total Short-Term Investments
	(Cost $6,859,969)			6,859,969

	Total Investments—136.5%
	(Cost $453,144,041)			461,416,844
	Liabilities, less cash and other assets—(36.5%)			(123,465,329)

	Net Assets—100%			$337,951,515

*	Ratings of issues shown have not been audited by Ernst & Young LLP.

WR - Without rating

(a)	AAA ratings on U.S. government and agency obligations are assumed because they are sovereign and of high quality.

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value (cost $453,144,041)	$461,416,844
Cash	10,441,093
Interest receivable	8,357,553
Receivable for common stock reinvestments	212,875
Prepaid expenses and other assets (Note 7)	422,948

Total assets	480,851,313

LIABILITIES
Commercial paper (Note 4)	142,020,514
Deferred compensation payable (Note 7)	380,648
Investment advisory fee payable (Note 2)	236,283
Administrative fee payable (Note 2)	49,863
Accrued expenses	212,490

Total liabilities	142,899,798

NET ASSETS	$337,951,515

CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized, 27,025,503 shares issued and outstanding (Note 6)	$270,255
Additional paid-in capital	369,063,903
Distributions in excess of net investment income	(15,145,620)
Accumulated net realized loss on investment transactions	(24,509,826)
Net unrealized appreciation on investments	8,272,803

NET ASSETS	$337,951,515

Net asset value per share of common stock:
($337,951,515 ÷ 27,025,503 shares of common stock issued and outstanding)	$12.50

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest income	$28,699,419

EXPENSES
Investment advisory fees (Note 2)	2,462,255
Administrative fees (Note 2)	525,329
Directors’ fees and expenses	316,450
Commercial paper fees	278,544
Commitment fees (Note 4)	152,083
Commissions expense-commercial paper	144,989
Reports to shareholders	113,427
Professional fees	107,945
Transfer agent fees and expenses	62,866
Custodian fees and expenses	49,372
Registration fees	23,750
Other	29,136

Total operating expenses	4,266,146
Interest expense–commercial paper (Note 4)	4,675,320

Total expenses	8,941,466

Net investment income	19,757,953

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(1,082,331)
Net change in unrealized appreciation/depreciation on investments	(18,440,627)

Net realized and unrealized loss on investments	(19,522,958)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$234,995

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

OPERATIONS
Net investment income	$19,757,953	$23,066,266
Net realized loss on investment transactions	(1,082,331)	(760,530)
Net change in unrealized appreciation/depreciation on investments	(18,440,627)	(4,087,463)

Net increase in net assets resulting from operations	234,995	18,218,273

DIVIDENDS TO SHAREHOLDERS
From and in excess of net investment income	(27,460,286)	(27,284,046)

CAPITAL STOCK TRANSACTIONS
Reinvestment of dividends resulting in the issuance of 191,059 shares and 146,840 shares of common stock, respectively	2,576,390	2,042,369

Total decrease in net assets	(24,648,901)	(7,023,404)

NET ASSETS
Beginning of year	362,600,416	369,623,820

End of year (a)	$337,951,515	$362,600,416

(a) includes distributions in excess of net investment income	$(15,145,620)	$(9,626,550)

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2005

Increase (Decrease) in Cash

Cash flows provided from (used for) operating activities:
Interest received	$33,955,691
Expenses paid	(4,170,444)
Interest expense paid	(4,337,965)
Purchase of long-term portfolio investments	(69,126,115)
Proceeds from sale of long-term portfolio investments	75,839,852
Net purchases in excess of proceeds from sales of short-term portfolio investments	(2,167,643)

Net cash provided from operating activities	29,993,376

Cash flows provided from (used for) financing activities:
Net cash used for commercial paper	(615,457)
Cash dividends paid to shareholders (a)	(24,877,237)

Net cash used for financing activities	(25,492,694)

Net increase in cash	4,500,682
Cash at beginning of year	5,940,411

Cash at end of year	$10,441,093

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$234,995

Decrease in investments	9,540,690
Net realized loss on investments transactions	1,082,331
Net change in unrealized appreciation/depreciation on investments	18,440,627
Decrease in interest receivable	261,676
Decrease in prepaid expenses	195,122
Increase in interest payable	337,355
Decrease in accrued expenses and other liabilities	(99,420)

Total adjustments	29,758,381

Net cash provided from operating activities	$29,993,376

(a)	Non cash financing activities not included herein consist of reinvestment of dividends of $2,576,390.

The accompanying notes are an integral part of the financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31,
PER SHARE OPERATING PERFORMANCE	2005	2004	2003	2002	2001 (2)
Net asset value, beginning of year	$13.51	$13.85	$13.03	$13.23	$12.64

Net investment income (1)	0.73	0.86	0.93	0.99	0.96
Net realized and unrealized gain (loss) on investments transactions	(0.72)	(0.18)	0.91	(0.17)	0.65

Net increase from investment operations	0.01	0.68	1.84	0.82	1.61

Dividends from and in excess of net investment income	(1.02)	(1.02)	(1.02)	(1.02)	(1.02)

Net asset value, end of year	$12.50	$13.51	$13.85	$13.03	$13.23

Per share market value, end of year	$13.10	$14.69	$14.99	$13.16	$13.21

TOTAL INVESTMENT RETURN (3)	(3.84)%	5.55%	22.64%	7.91%	11.90%
RATIOS TO AVERAGE NET ASSETS (4)
Operating expenses	2.55%	1.78%	1.79%	2.16%	3.07%
Operating expenses (excluding all commercial paper expenses)	1.05%	1.06%	1.08%	1.04%	1.02%
Net investment income	5.64%	6.34%	6.81%	7.84%	7.35%
SUPPLEMENTAL DATA
Portfolio turnover	15%	17%	10%	27%	10%
Net assets, end of year (000)	$337,952	$362,600	$369,624	$345,131	$347,114
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of year (000)	$143,000	$143,000	$143,000	$140,500	$143,000
Average daily amortized cost of commercial paper outstanding (000)	$142,295	$142,557	$142,115	$141,657	$141,686
Asset coverage per $1,000 at end of year	$3,363	$3,537	$3,585	$3,455	$3,440

(1)	Based on average shares outstanding.
(2)	As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets from 7.99% to 7.35%.
(3)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(4)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and discounts, is recorded on the accrual basis.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax is required.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed at least annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Reclassification of Capital Accounts: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2005, $2,183,263 has been reclassified between accumulated net realized loss on investment transactions and distributions in excess of net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and accounting for paydowns. These reclassifications have no effect on net assets or net asset values per share.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. AGREEMENTS

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix” or “PXP”), and an Administration Agreement with Princeton Administrators, L.P. (the “Administrator”).

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund’s average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (includes any liabilities in connection with financial leverage) subject to a monthly minimum of $12,500.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. PORTFOLIO SECURITIES

For the year ended December 31, 2005, the Fund had purchases of $69,126,115 and sales of $75,811,305 of investment securities, other than U.S. Government securities and short-term investments.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2005 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$469,865,292	$11,322,502	$19,770,950	$(8,448,448)

Note 4. COMMERCIAL PAPER

As of December 31, 2005, $143,000,000 of commercial paper was outstanding with an amortized cost of $142,020,514. The average discount rate of commercial paper outstanding at December 31, 2005 was 4.36%. The average daily balance of commercial paper outstanding for the year ended December 31, 2005 was $142,256,186 at a weighted average discount rate of 3.37%. The maximum amount of commercial paper outstanding at any time during the year was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $75,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.20% per annum on the unused balance. During the year ended December 31, 2005, there were no borrowings under this agreement.

Note. 5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

	12/31/2005	12/31/2004

Distributions paid from:
Ordinary income	$27,460,286	$27,284,046

Total taxable distributions	$27,460,286	$27,284,046

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net	$2,161,831
Undistributed long-term capital gains–net	0

Total undistributed earnings	2,161,831
Capital loss carryforward	(24,509,826	)*
Unrealized gains/(losses)–net	(9,034,648	)**

Total accumulated earnings/(losses)	$(31,382,643)

*	On December 31, 2005, the Fund had a net capital loss carryforward of $24,509,826 of which $17,513,106 expires in 2011, $3,731,126 expires in 2012 and $3,265,594 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized gains / (losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax treatments of deferred expenses and other temporary differences.

Note 6. CAPITAL

There are 600 million shares of $0.01 par value common stock authorized. For the year ended December 31, 2005 and December 31, 2004, the Fund issued 191,059 and 146,840 shares of common stock, respectively, in connection with the reinvestment of dividends.

Note 7. DEFERRED COMPENSATION PLAN

Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Contributions to the deferral account and increases in value of the measuring shares caused the account balance to increase accordingly, while withdrawals from the deferral account and decreases in value of the measuring shares caused the account balance to decrease accordingly. When a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments, which administers similar programs for other investment companies advised by affiliates of Phoenix. Participating directors now have the ability to allocate amounts in their deferral accounts among various investment options, one of which is common stock of the Fund. The obligation to make payouts to directors with respect to compensation deferred since January 1, 2005 is a general obligation of Phoenix. However, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2004 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at December 31, 2005 includes “Deferred compensation payable” in the amount of $380,648 and the $380,648 in deferred compensation investments that support that obligation are included in “Other assets.” Although the Fund has purchased shares of its common stock in the open market for use in meeting its future payout obligations under the program, participating directors do not have an ownership interest in those shares.

NOTE 8. INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

Note 9. SUBSEQUENT DIVIDENDS

Subsequent to December 31, 2005, the Board of Directors of the Fund declared a dividend of $.085 per share payable on January 31, 2006 to shareholders of record on January 18, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Duff & Phelps Utility & Corporate Bond Trust Inc.

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 10, 2006

FEDERAL INCOME TAX INFORMATION (Unaudited)

Of the Fund’s distributions paid to shareholders from ordinary income during the taxable year ended December 31, 2005, 12.41% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro-rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, 84.27% of the distributions paid in March 2005 and 91% of the distributions paid from April through December 2005 represent interest-related dividends that are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to a fund to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. During the month of November 2005, assisted by the advice of independent legal counsel, the Board conducted its annual review of the terms of the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the Directors considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made on behalf of the Independent Directors by legal counsel to the Independent Directors. Based on that review, at a meeting held on November 16, 2005, the Board, including the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year term ending November 30, 2006. In making its determination that such continuation was in the best interests of the Fund and its shareholders, the Board took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Board, and the conclusions reached with respect to each, were the following:

Nature, extent, and quality of services. The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Board with a copy of its most recent investment adviser registration form (“Form ADV”) and a description of its investment process. In evaluating the quality of the Adviser’s services, the Board considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Board noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s commercial paper program. The Board also evaluated the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Board with performance information for the Fund for various periods, measured against three benchmarks: the Lipper General Bond

Funds Average, the Lipper Corporate Debt Funds BBB-Rated and the Lehman Brothers U.S. Aggregate Bond Index. The Board noted that the Fund’s performance generally compared favorably with the benchmarks. The Adviser also provided information about the Fund’s ratings from Morningstar, Inc.

Costs of services and profits realized. The Board considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Board’s analysis, the Adviser furnished the Board with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged debt funds.

Included in the Adviser’s Form ADV furnished to the Board was comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Board concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Board with copies of its financial statements. In reviewing those financial statements, the Board examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Board considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Board concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Board considered whether the Fund has appropriately benefited from any economies of scale. The Board concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale, but should seek opportunities for economies of scale that might arise in the future.

Indirect benefits. The Board considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. Nevertheless, the Adviser furnished the Board with a report on its use of soft dollars in connection with other investment advisory clients. The Board also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

ADDITIONAL INFORMATION (Unaudited)

Since January 1, 2005: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

AVAILABILITY OF QUARTERLY PORTFOLIO OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Board has adopted proxy voting procedures whereby the Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Board. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Adviser collect at 312-541-5555 and on the SEC’s website at http://www.sec.gov.

ANNUAL CERTIFICATIONS (Unaudited)

In June 2005, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

PRIVACY PRINCIPLES OF THE FUND (Unaudited)

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser, administrator and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

BOARD OF DIRECTORS AND FUND MANAGEMENT

Set forth below are the names and certain biographical information about the directors and officers of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. Information about the Independent Directors is presented separately from information about any directors who are “interested persons” of the Fund, as defined in the 1940 Act (“Interested Directors”). The term “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of Phoenix Investment Partners, Ltd. (“PXP”).

Independent Directors

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Francis E. Jeffries c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 75	Chairman of the Board of Directors	Term expires 2006; Director since 1992	Chairman of the Board of Directors of the Fund since November 1992 (President, January 2000–February 2004); Chairman of the Board of Directors of DTF Tax-Free Income Inc. (“DTF”) since September 1991 and DNP Select Income Fund Inc. since May 2005; Chairman of the Board of PXP, November 1995–May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993–November 1995 (President and Chief Executive Officer, January 1992–June 1993); Chairman of the Board, Duff & Phelps Investment Management Co. (“DPIM”) 1988–1993	28

BOARD OF DIRECTORS AND FUND MANAGEMENT (Continued)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
E. Virgil Conway c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 76	Director	Term expires 2007; Director since 1995	Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001; Vice Chairman, The Academy of Political Science since 1985; Chairman, Metropolitan Transportation Authority, 1995–2001; Chairman, Financial Accounting Standards Advisory Council, 1992–1995; Chairman, Harlem Youth Development Foundation, 1987-2002; Chairman, New York Housing Partnership Development Corp. 1981-2003; Director, Realty Foundation of New York since 1972; Honorary Director, Josiah Macy, Jr. Foundation; Trustee Emeritus, Pace University; Trustee Emeritus, Colgate University	35	Director, Urstadt Biddle Properties Inc. (real estate investment trust); Trustee, Consolidated Edison Company of New York, Inc., 1970–2002; Director, Consolidated Edison, Inc., 1997-2002; Director, Union Pacific Corporation, 1978–2002; Chairman and Director, Trism, Inc. (transportation company); Trustee, Atlantic Mutual Insurance Company, 1974–2002; Director, Centennial Insurance Company, 1974–2002; Director, Accuhealth, Inc. (home injection firm) 1994-2002

Harry Dalzell-Payne c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 76	Director	Term expires 2007; Director since 1996	Currently retired. Formerly a Major General of the British Army	35

BOARD OF DIRECTORS AND FUND MANAGEMENT (Continued)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Nancy Lampton c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 63	Director	Term expires 2008; Director since 2005	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non-proliferative fuel for nuclear energy needs)

Geraldine M. McNamara c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 54	Director	Term expires 2008; Director since 2003	Managing Director, U.S. Trust Company of New York since 1982	35

Eileen A. Moran c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 51	Director	Term expires 2006; Director since 1996	President and Chief Executive Officer, PSEG Resources Inc. since 1990	2

BOARD OF DIRECTORS AND FUND MANAGEMENT (Continued)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Everett J. Morris c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 77	Director	Term expires 2006; Director since 1993	Currently retired. Vice President of W.H. Reaves and Company, 1993-2003. Prior to March 1993, Director of Public Service Enterprise Group Incorporated and President and Chief Operating Officer of Enterprise Diversified Holdings Incorporated. Prior to January 1992, Senior Executive Vice President Chief Financial Officer of Public Service Electric and Gas Company. Prior to 1991, Director of First Fidelity Bank, N.A., N.J.	35	Director, Reaves Utility Income Fund (closed-end fund)

David J. Vitale c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 59	Director	Term expires 2006; Director since 2005	Chief Administrative Officer, Chicago Public Schools since April 2003; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), ISO New England Inc. (not for profit independent system operator of New England’s electricity supply); Ariel Capital Management, LLC, Ark Investment Management Corp. and Wheels, Inc. (automobile fleet management)

BOARD OF DIRECTORS AND FUND MANAGEMENT (Continued)

Interested Director

Mr. McLoughlin may be deemed to be an Interested Director by reason of his previous relationship with PXP and its affiliates.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Philip R. McLoughlin c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 59	Director	Term expires 2008; Director since 1996	Director and Chief Executive Officer (1995-2002) and Chairman (1997-2002) of PXP; Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000-2002; Director (1994-2002) and Executive Vice President, Investments (1988-2002), Phoenix Life Insurance Company; Director, Phoenix Investment Management Company, 2001-2002; Director, Aberdeen Asset Management plc, 1986-2002; Director (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel, Inc.; Director (1984-2002), Chairman (1990-2002) and President (1990-2000), Phoenix Equity Planning Corporation; Chairman and Chief Executive Officer, Phoenix/Zweig Advisers, 1999-2002; Director and Executive Vice President, Phoenix Life and Annuity Company, 1996-2002; Director and Executive Vice President, PHL Variable Insurance Company, 1995-2002; Director, Phoenix National Trust Company, 1996-2002; Director, W.S. Griffith Securities Inc. 1992-2002; Director and Vice President, PM Holdings, Inc. 1985-2002	76	Director, PXRE Group Ltd. (insurance holding company) and The World Trust Fund (closed-end fund)

MANAGEMENT OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or PXP and receive compensation in such capacities.

Name, (Age) and Address	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nathan I. Partain Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 49	President and Chief Executive Officer since February 2004	President and Chief Investment Officer of the Adviser since April 2005. President, Chief Executive Officer and Chief Investment Officer of DNP Select Income Fund Inc (“DNP”) since 2001. (Executive Vice President and Chief Investment Officer 1998-2001) and President and Chief Executive Officer of DTF Tax-Free Income Inc (“DTF”) since February 2004. Executive Vice President of the Adviser 1997-2005; Director of Utility Research, Duff & Phelps Investment Research Co., 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993); Director, Otter Tail Corporation (1993- present)

Daniel J. Petrisko Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 45	Vice President since 2000, Chief Investment Officer since 2004 and Portfolio Manager 2002-2004	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Alan M. Meder Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 46	Treasurer since 2000. Principal Financial Officer, Chief Financial Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994. Treasurer of DTF since 2000. Principal Financial Officer, Chief Financial Officer and Assistant Secretary of DTF since 2002

MANAGEMENT OF THE FUND (Unaudited)

Name, (Age) and Address	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joyce B. Riegel Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 51	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004; Vice President and Compliance Officer of the Adviser 2002-2004, Chief Compliance Officer of DTF since 2003 and Chief Compliance Officer of DNP since 2004. Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002, Vice President and Compliance Officer, Stein Roe & Farnham Incorporated 1996-2000

T. Brooks Beittel Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 55	Secretary since 2005	Senior Vice President of the Adviser since 1993 (Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002). Secretary of DTF since 2005

Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

Harry Dalzell-Payne

Nancy Lampton

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Everett L. Morris

David J. Vitale

Officers

Nathan I. Partain,

President & Chief Executive Officer

Daniel J. Petrisko,

Vice President & Chief Investment Officer

T. Brooks Beittel,

Secretary

Alan M. Meder,

Treasurer, Principal Financial Officer, Chief Financial Officer and Assistant Secretary

Joyce B. Riegel,

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

(312) 541-5555

Administrator

Princeton Administrators, L.P.

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian and Transfer Agent

The Bank of New York

P.O. Box 11258

Church Street Station

New York, NY 10286

(800) 524-4458

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer, Brown, Rowe & Maw LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

ANNUAL REPORT

DECEMBER 31, 2005

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant’s principal financial officer also performs the functions of principal accounting officer. A copy of the registrant’s Code of Ethics is available without charge, upon request, by calling the registrant collect at (312) 541-5555.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, E. Virgil Conway and Everett L. Morris, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant (the “Independent Auditor”).

	Fiscal year ended December 31, 2005	Fiscal year ended December 31, 2004
Audit Fees (1)	$41,600	$39,250
Audit-Related Fees (2)(6)	2,800	2,600
Tax Fees (3)(6)	4,000	3,750
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	6,800	6,350

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services consisted of the performance of periodic agreed-upon procedures relating to the registrant’s commercial paper program.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)	Aggregate Non-Audit Fees are fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Exchange Act and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy (set forth below) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

JOINT AUDIT COMMITTEE PRE-APPROVAL POLICY

OF

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Principles

The Audit Committee of the Board of Directors of each of DTF Tax-Free Income Fund Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds,”)1 is required to pre-approve all Covered Services (as defined in the Joint Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Joint Audit Committee Charter) is pre-approved in accordance with the terms of this Joint Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its regular 1st Quarter meeting of each calendar year, the Audit Committee will review and re-approve this Policy and the appendices attached hereto, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

[1]	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the appendices hereto. Any proposed Covered Services exceeding these fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in Appendix A must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in Appendix B must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in Appendix C must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in Appendix D must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) will be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Appendix A

Pre-Approved Audit Services for the Fiscal Year Ended December 31, 2005

Service	Range of Fees
Statutory audits or financial audits for subsidiaries, if any; services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters; attestation reports required by Section 404 of the Sarbanes-Oxley Act of 2002; Form N-SAR internal control letters and SAS 100 reviews	$41,600

Appendix B

Pre-Approved Non-Audit Services for the Fiscal Year Ended December 31, 2005

Service	Range of Fees
Attest services not required by statute or regulation (including the provision of certificates to the rating agencies regarding the asset coverage of any preferred shares or commercial paper issued by a Fund	$2,800

Appendix C

Pre-Approved Tax Services for the Fiscal Year Ended December 31, 2005

Service	Range of Fees
U.S. federal, state, local and other tax planning, advice, compliance and return preparation	$4,000
Misc. tax planning and advice (e.g. tax treatment for individual security holdings)	$0

Appendix D

Pre-Approved All Other Services for the Fiscal Year Ended December 31, 2005

Service	Range of Fees
None	$0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Audit Committee are E. Virgil Conway, Harry Dalzell-Payne, Nancy Lampton, Geraldine M. McNamara, Eileen A. Moran, Everett L. Morris and David J. Vitale.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors, jointly with the board of directors of DTF, has adopted the following statement of policy with respect to proxy voting.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I.	Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co. (“DPIM”).

B.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.	“Delegate” refers to the Adviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser to vote proxies on behalf of such delegated entity.

D.	“Fund” refers to each of (i) Duff & Phelps Utility and Corporate Bond Trust Inc. and (ii) DTF Tax-Free Income Inc.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose voting securities are held within the investment portfolio(s) as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General Policy. It is the intention of the Fund to exercise voting stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

B.	The Adviser or “Delegate” with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

C.	Each Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund’s shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.	In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.	A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

C.	Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.	This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 1, 2006, are as follows:

Daniel J. Petrisko, CFA, has been Chief Investment Officer of the Fund since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). He has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). He is also a member of the portfolio management team of DNP Select Income Fund Inc. (“DNP”), a closed-end utilities-oriented fund. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team since February 2004 and has been Secretary of the Fund since May 2005. He has been Senior Vice President of the Adviser since 1993 (Vice President 1987-1993) and Senior Vice President and Secretary of DNP since January 1995 (Treasurer from January 1995 to September 2002). He is also a member of the portfolio management teams of DNP and Phoenix Global Utilities Fund, an open-end utilities oriented fund. Mr. Beittel concentrates his research on fixed-income securities. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2005 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Phoenix Investment Partners, Ltd. (“PXP”), the Adviser’s parent company. As of December 31, 2005, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel J. Petrisko	1	$3,310.1	0	—	8	$1,224.9
T. Brooks Beittel	2	$3,324.8	0	—	0	—

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2005, of the Fund’s portfolio managers. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual’s experience and responsibilities. The management of PXP uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

The incentive bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component. In the case of Mr. Petrisko, his performance component is based in part on the Fund and DNP achieving and/or exceeding income targets underlying their ability to pay common stock dividends, and in part on the performance of the Fund and other managed accounts relative to their respective benchmarks. The benchmark used for the Fund is the Lipper General Bond Funds Average. Because Mr. Beittel’s primary responsibility relates to DNP, his performance component is based in part on DNP achieving and/or exceeding income targets underlying its ability to pay common stock dividends, and in part on DNP’s performance relative to a composite of the Standard & Poor’s Utilities Index and the Lehman Brothers Utility Bond Index reflecting the stock and bond ratio of DNP. For both portfolio managers, the performance component is further adjusted to reward them for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two components: 75% of the incentive bonus is based on the pre-tax performance of the Fund and/or DNP, as measured by earnings per share and total return over a one-year period, and 25% of the incentive bonus is based in the overall pre-tax profitability and investment return of The Phoenix Companies, Inc. (“PNX”), the ultimate parent of PXP and the Adviser, over a one-year period. For the year 2005, the Fund’s portfolio managers have been guaranteed that they will receive no less than 80% of the incentive bonus available under the above formula. The portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio, except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser, and thus indirectly the profitability of PNX.

Finally, portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the PNX board of directors. To date no portfolio manager of the Fund has received awards under the PNX restricted stock units long-term incentive plan.

Highly compensated individuals are eligible to participate in a long-term incentive plan to defer their compensation and realize tax benefits. Compensation under the long-term incentive plan is payable in restricted stock units of PNX, which vest over three years.

Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2005, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Daniel J. Petrisko	None
T. Brooks Beittel	None

ITEM 9 . PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10 . SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 15, 2005) or this Item.

ITEM 11 . CONTROLS AND PROCEDURES.

(a)The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer

Date March 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date March 7, 2006

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer

Date March 7, 2006